Exhibit 99

The Gabelli Conference November 5, 2003 Larry Yost, Chairman and CEO

Cautionary Statement Concerning Forward-Looking Statements This presentation contains "forward-looking statements". These forward-looking statements are based on currently available competitive, financial and economic data and management's views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to global economic and market conditions; the demand for commercial, specialty and light vehicles for which the company supplies products; risks inherent in operating abroad, including foreign currency exchange rates; availability and cost of raw materials; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; reliance on major OEM customers; labor relations of the company, its customers and suppliers; the outcome of the tender offer for common stock of Dana Corp.; successful integration of acquired or merged businesses; achievement of the expected annual savings and synergies from past and future business combinations; competitive product and pricing pressures; the amount of the company's debt; the ability of the company to access capital markets; the credit ratings of the company's debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos- related matters; as well as other risks and uncertainties, including but not limited to those detailed herein and from time to time in ArvinMeritor's Securities and Exchange Commission filings.

Investment Highlights Global leader in our markets #1 or #2 position in most products Focus on profitable growth opportunities Leveraging best-in-class processes and investments across all business groups Strong ROIC focus Well positioned for rebound in truck business N.A. Class 8 emerging from 3-year low

Revenue Streams Light Vehicle Systems Sales Outlook - $7.7B (FYE 9/30/03e) Outlook as of July 21, 2003

North America Europe Rest of World 0.57 0.35 0.08 Europe North America Rest of World Global Player Outlook as of July 21, 2003 Sales Outlook - $7.7B (FYE 9/30/03e)

Profitable Growth Opportunities Focus on organic growth while pursuing strategic opportunities Invest in core products whose function impacts Safety Environment Character of vehicle Grow sales by leveraging engineering expertise, core products and industry trends towards modules and systems

Leveraging Best-in-Class Processes Across All Business Groups Technology Road Map Business Strategy Review Annual Operating Plan Performance Management Process Concept-to-Customer (C2C) Continuous Improvement and "White Shirt" Supplier Development Shainin Six Sigma Solutions Web-Based Engineering Committed to Driving Performance

Leverage Investments Consolidate technical centers and manufacturing facilities Share resources in emerging markets China, India, South Africa, Brazil, Mexico Drive cross-business technology investment Undercarriage Exhaust Utilize joint ventures Rely on centralization of support functions Driving Costs Out of Business

Disciplined Use of Capital Superior American Axle Tower BorgWarner Tenneco Visteon Dana Delphi Cummins Eaton ArvinMeritor JCI Lear cap ex % of sales 0.061 0.0597 0.058 0.051 0.0399 0.0393 0.0387 0.0377 0.0363 0.032 0.0267 0.0247 0.019 FY 2002 capital spending % of sales

Strong ROIC(1) Focus Guidance 11.4% ARM 8.2% Peers Target 13 - 15% 1998 1999 2000 2001 2002 2003 2004 ARM 0.175 0.172 0.123 0.054 0.085 0.091 0.096 0.14 Peers 0.09 0.117 0.102 0.04 0.06 Outlook Outlook (1) (Net income + minority interest + tax effected interest) / (debt + equity + minority interest)

History Supports N.A. Truck Rebound Expect Market to Reach Trend Growth of 250,000 Units in 2-3 Years

Three Solid Businesses Car Products (LVS) Truck Products (CVS) Aftermarket (LVA) ....Potential Growth for the Future

LVS Content Per Vehicle Undercarriage (Suspensions and Wheels) $550+ per vehicle Air and Emissions $300 per vehicle Apertures (Roofs and Doors) $650+ per vehicle Current Content $100 Potential $1,500

Honda PSA Fiat Renault/Nissan BMW Toyota VW Ford DCX GM 44 101 136 249 311 81 533 659 861 885 348 LVS Customer Diversity 55 Percent of Revenues From Outside the N.A. Big Three Sales ($M) Arvin Sango JV

LVS Key Platforms

2004 Model Year	AET	Apertures			Undercarriage		
		Access	Window	Roofs	Ride Control	Susp	Wheel
Beetle/Cabriolet/Golf/Jetta	■	■	■	■	■	■	■
Silverado/Sierra	■					■	
Corolla	■					■	■
Caravan/Voyager/Town & Country	■		■	■		■	■
Explorer/Mountaineer	■	■		■			■
3-Series/Z4	■					■	
Polo/Caddy/Lupo/Cordoba/Arosa/Ibiza	■	■	■	■			■
Avalanche/Suburban/Tahoe/ Escalade/Hummer/Yukon	■			■		■	
Focus		■		■	■		
Mercedes Benz C-Class/CLK	■						
Jeep Liberty	■		■			■	■

Represents ~ $2 Billion in Revenues

15

LVS Industry Dynamics Challenges: OE global consolidation Overcapacity Severe cost pressure Margin squeeze Consequences: OE/Tier One outsourcing; pushing responsibilities and costs to suppliers Aggressive bidding on new platforms Some suppliers beginning to "walk away" Continuous supplier restructuring programs Shedding under-performing assets Aligning cost structures Asset sales to generate cash and pay down debt Declining ROIC

LVS Strategies Diversify customer base; grow non-Big Three business Lead industry in modules and systems integration Focus: Manufacturing cost reduction Supply chain management Continuous improvement Selective restructuring Capital expense management Deintegration of non-core businesses Positioned for Growth Expand in emerging markets

LVS Highlights (2003) Suspensions modules ($300K) Exhaust systems and door modules for Hyundai Motor Company Zeuna Starker acquisition Diesel emission systems 12 vehicle programs with six European OEMs $300M annual revenue, SOP 2004 Central Tubing Facility divestiture Building Our Reputation as a Systems and Module Supplier

ABS, air system and stability control $1,300 per vehicle Emissions system $3,000 per vehicle Braking systems (wheel ends and brakes) $2,000 per vehicle Drivelines $700 per vehicle Automatic transmission/clutch $6,000 per vehicle Front and rear axle $4,000 per vehicle Increasing CVS Content Per Vehicle Trailer suspension $4,000 per vehicle Current Content $2,500 Potential $21,000

CVS Customer Diversity Sales ($K) MAN Leyland VW Ford Paccar GM Iveco Navistar Daimler Chrysler Volvo/Mack/RVI $ Millions 22.5 25.5 26.4 28.3 44.3 52.7 57.9 128.5 325.5 335.8 Biggest Share with Largest Commercial OEs

CVS Most Complete Product Portfolio Axles Front Non-Drive Drive Axles Rear Drive Drivelines Suspension Foundation Brakes Air ASA Hydraulic Control Systems ABS Air Dryer Air Systems Wheel Ends Lightweight Products Drums Hubs Exhaust Ride Control Cofab Front & Rear Chassis & Cab

CVS Industry Dynamics Challenges: OE consolidation Cyclicality Regulations Consequences: Outsourcing Leveraging supplier economies of scale Allowing a focus on core competencies Supplier partnering OEs offer fewer component options Regulatory requirements affect demand

CVS Strategies Increase content per vehicle through modules and systems Lead technology with safety and environmental solutions Focus: Manufacturing cost reduction Supply chain management Continuous improvement Achieve historical margins Reduce asset intensity Positioned for Growth Expand in emerging markets

CVS Highlights (2003) Integrated axle and brake system development for International Truck Independent front and rear suspensions Bluebird Workhorse Joint agreement with Liteflex Modular assembly for military vehicle (Stewart & Stevenson) Hino class 3-7 conventional cab vehicles Emissions management - DAF/N.A. Engine Mfg. (TRU) Volvo/axle JV Building Our Reputation as a Systems and Module Supplier

Light Vehicle Aftermarket Dan Daniel, President

LVA At A Glance #1 or #2 in major markets Revenues: $842 million (FY 2002) Geographic split North America - 68% Europe - 23% Rest of World - 9% Nine months to June 30, 2003 Revenues down 3% Margin: 3.5% Light Vehicle - OE Commercial Vehicle - OE Aftermarket Other 0.33 0.53 0.12 0.02 Percent of ARM Revenues (FY 2002) 12%

Leading Aftermarket Customers

Strong OE Service Business Ride Control Filters Exhaust

Much More Than Aftermarket Parts Metallic substrates for catalytic converters Significant OEM business in Europe Growing distribution services

Light Vehicle - OE Commercial Vehicle - OE Aftermarket Other 0.35 0.35 0.02 0.28 0.02 Products & Brands 34% 28% 36%

Increased Brand Support Official Filter of B.A.S.S. Advertising investment up significantly for 2004 Focus on ESPN TV and Radio Extend use of web, print, email Consumer sweepstakes Event sponsorship

Increased Brand Support New Gabriel packaging Trade & consumer advertising Installer debit card program www.checkyourshocks.com

LVA Industry Dynamics Continued consolidation of customer base Market for performance products is still growing Increased globalization of automotive aftermarket Marketing & logistic competencies are essential Rationalizing excess inventory must be an industry priority

LVA Strategies Focus on segment growth products Geographic market opportunities Focus: Align capacity and infrastructure to future market demand Strengthen LVA market position Expand product portfolio Capitalize on aftermarket globalization Deliver consistent margin improvement Positioned for Growth Expand distribution services

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Core ARM products 4510568841 4385977075 4243316601 4064749754 3983909772 3951747482 3918162827 3905732253 3906818819 3935253508 ARM distributed products 3400000000 3600000000 3800000000 3900000000 4100000000 4300000000 4400000000 4600000000 4700000000 4900000000 LVA Growth Opportunities Global Aftermarket ($B) Growth segment - Under-car and under-hood products Stable segment - core products Opportunity to Increase Share

Share Potential in Growth Product Markets CAF PE ARM 6 12 TOTAL 120 165 $165M 7% $120M 5% Performance Exhaust Cabin Air Filters 35% 30%

Opportunities in Key Global Markets China Brazil Mexico Leverage ARM Infrastructure For Profitable Growth & Global Sourcing Opportunities

Expand Distribution Services Manage distribution partnerships with key strategic customers Exhaust installers Fast lube customers Expand existing service part distribution

Aftermarket Outlook Near term will remain challenging as structural changes continue Global aftermarket will be positive for those who can adapt Driving growth is the key to future success

Transaction Review Strategic Rationale and Regulatory Update The solicitation and offer to purchase is made only pursuant to the Offer to Purchase and related materials that ArvinMeritor and Delta Acquisition Corp. filed with the Securities and Exchange commission on July 9, 2003. Investors and security holders are advised to read such documents because they include important information. Investors and security holders may obtain a free copy of such documents at the SEC's website at www.sec.gov, from ArvinMeritor at 2135 W. Maple Road, Troy, MI 48084, Attn: Investor Relations, or by contacting MacKenzie Partners, Inc. at (212) 929-5500 collect or at (800) 322-2885 toll-free or by email at proxy@mackenziepartners.com.

Consolidation is Inevitable Returns on capital have declined to unacceptable levels despite historically strong volumes Industry has been tough on equity and debt investors Credit ratings have deteriorated Challenging operating conditions not cyclical Continuous restructurings are not enough

Pre-Tax ROIC1 (%) Light Vehicle Sales (Units 000) Notes: 1 Per UBS Equity Research (Pre-tax Income + Interest) / (Net PP&E + Net Intangibles + Current Assets Excluding Cash - Current Liabilities Excluding Short-Term Debt) 2 Includes GM, F, DCX, PSA, RNO, VAG 3 Includes American Axle, ArvinMeritor, BorgWarner, Collins and Aikman, Cooper, Dana, Delphi, Dura, Goodyear, Intermet, Johnson Controls, Lear, Magna International, Stoneridge, Superior, Tenneco, Tower, Visteon, Autoliv, Beru, Brembo, Continental, Faurecia, First Tech, GKN, Michelin, Pirelli, ThyssenKrupp, Tomkins, Trelleborg, Valeo 4 3-Month Rolling Average Pre-Tax ROIC has Declined Despite High Volumes Suppliers outperformed OEMs - not anymore 0.0 5.0 10.0 15.0 20.0 25.0 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 24.0 25.0 26.0 27.0 28.0 29.0 30.0 31.0 32.0 33.0 34.0 35.0 OEM ROIC 2 Supplier ROIC 3 Light Vehicle Sales 3 4

The Industry is De-capitalizing Market Capitalization Industry Volumes 34.0 76.0 37.5 67.0 0 20.0 40.0 60.0 80.0 1983 1993 1998 2003 YTD Top Ten OEM Suppliers by Market Cap ($B) Light Vehicle Production ($MM) 10.7 13.8 15.5 17 17.2 15.5 16.4 15.5 0 2 4 6 8 10 12 14 16 18 20 1983 1993 1998 1999 2000 2001 2002 2003E Light Vehicle Production ($MM)

Why Has This Happened? Minimal end-market growth Intense competition Overcapacity Aggressive pricing pressures Globalization Higher volumes / lower profits Increasing regulatory costs Suppliers Cannot Just Restructure and Cost Cut to Create Value - Consolidation is Necessary and Inevitable

ArvinMeritor and Dana - A Natural Fit Clear undercarriage fit Strengthen capability to supply modules and systems Highly scalable aftermarket distribution Better positioned to provide customer requirements Advanced emissions technology and fuel cell fit Improved hot-end intake systems Strengthened global footprint Brazil, China, Europe and Eastern Europe Creates a Strong Technology and Engineering Company

Logical Business Combination Top 5 global automotive supplier #3 in North America Complete drivetrain systems capability spanning from light vehicles to Class 8 trucks A leading, global commercial vehicle supplier One of the leading aftermarket suppliers Dana1 ArvinMeritor1 $9.6B2 Sales $7.6B Sales Notes: 1 LTM as reported as of Sept. 30, 2003 2 DCC accounted for on an equity basis Light Vehicle OE 58% LV Aftermarket 22% Commercial Vehicles 32% Light Vehicle OE 55% Commercial Vehicles 19% LV Aftermarket 11%

Transaction Overview We remain committed to a combination with Dana $15.00 per share cash offer publicly announced on July 8, 2003 39% premium to 30-day average price prior to announcement Value of transaction Equity: $2.2 B Total value: $4.2 B1 Tender offer extended until Dec. 1, 2003 Note: Includes Dana reported net debt plus minority interest totaling $2.0 billion as of Sept. 30, 2003 (DCC accounted for on an equity basis) + Dana Corporation Value Creative to Benefit All Shareholders

FTC Update Working productively with FTC Antitrust reviews are a long process ARM has proposed divesting: DCN's medium and heavy duty axles and brakes DCN's drivelines (if necessary) Divestitures of this nature should resolve any FTC concerns Divestitures in line with initial evaluation of transaction No meaningful change in expected synergies from the transaction

Transaction Highlights Creates significant global player Positions the combined entity to compete/thrive in changing industry Strongly positions new company to be a leader in undercarriage modules/systems Creates a more cost-efficient company Provides substantial shareholder value Is significantly accretive Built on proven track record of delivering value/successful integration Sensible, Strategically Advantageous Combination Consistent with Industry Trends and Value Creation

www.arvinmeritor.com